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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                October 14, 1998



                                      DQE, Inc.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



            Pennsylvania                    1-10290              25-1598483
            ------------                    -------              ----------
  (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
   incorporation or organization)                            Identification No.)



                    Cherrington Corporate Center, Suite 100
         500 Cherrington Parkway, Coraopolis, Pennsylvania  15108-3184
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (412) 262-4700



                                      N/A
         (Former name or former address, if changed since last report.)
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Items 1-4.  Not applicable.


Item 5.  Other Events.

     Incorporated herein by reference as Exhibit 99.1 is a press release issued by DQE, Inc.'s wholly owned subsidiary, Duquesne Light Company. Incorporated herein by reference as Exhibit 99.2 is the letter agreement between Duquesne Light Company and FirstEnergy Corp. discussed in the press release.


Item 6.  Not applicable.


Item 7.  Exhibits.

         99.1  Duquesne Light Company press release

         99.2 Letter agreement dated October 14, 1998, between Duquesne Light Company and FirstEnergy Corp. (The exhibits to this document are not filed herewith. Registrant agrees to furnish supplementally a copy of such exhibits to the Securities and Exchange Commission upon request.)


Items 8-9.  Not applicable



                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                        DQE, Inc.
                                                    ----------------
                                                      (Registrant)



Date     October 15, 1998                         /s/ Morgan K. O'Brien
         ----------------                         ---------------------
                                                       (Signature)
                                                   Morgan K. O'Brien
                                             Vice President and Controller